                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                   ________________________________________

                                Date of Report
                       (Date of earliest event reported)

                               October 21, 1999


                        PROVIDIAN FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                        1-12897                   94-2933952
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

           201 Mission Street
       San Francisco, California                                       94105
----------------------------------------                         ---------------
(Address of principal executive offices)                            (Zip Code)


                                (415) 543-0404
                    ______________________________________
                        (Registrant's telephone number,
                             including area code)

                                      N/A
    _______________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     In connection with its Medium-Term Note Program, the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into the registrant's Registration Statement (Form S-
3), Registration No. 333-55937.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

99.1 Registrant's Press Release dated October 21, 1999 regarding third Quarter 1999 earnings.

99.2 Registrant's Press Release dated October 25, 1999 regarding certain management and organizational changes.

99.3  Recent Developments regarding legal proceedings.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)


Date:  October 29, 1999                 By: /s/ David J. Petrini
                                            ____________________________________
                                            David J. Petrini
                                            Executive Vice President and Chief
                                            Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

99.1 Registrant's Press Release dated October 21, 1999 regarding third Quarter 1999 earnings.

99.2 Registrant's Press Release dated October 25, 1999 regarding certain management and organizational changes.

99.3  Recent Developments regarding legal proceedings.